UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-07471

Matthew 25 Fund

(Exact name of registrant as specified in charter)

715 Twining Road

Suite 212

Dresher, PA  19025

 (Address of principal executive offices) (Zip code)

Mark Mulholland

715 Twining Road

Suite 212

Dresher, PA  19025

(Name and address of agent for service)

Registrant's telephone number, including area code: (215) 884-4458

Date of fiscal year end: December 31

Date of reporting period: December 31, 2023

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Stockholders.

Matthew 25 Fund

ANNUAL REPORT

December 31, 2023

Matthew 25 Fund

1-888-M25-FUND

Fund Symbol: MXXVX

Website: www.matthew25fund.com

This report is provided for the general information of Matthew 25 Fund shareholders.  It is not authorized for distribution unless preceded or accompanied by an effective prospectus, which contains more complete information about the Fund. Please read it carefully before you invest.

MATTHEW 25 FUND

MANAGER’S COMMENTARY

DECEMBER 31, 2023 (UNAUDITED)

Dear Matthew 25 Fund Shareholders,

Our Matthew 25 Fund returned 36.44% in 2023 which marked our 28th full year in business.  During this period, a $10,000 investment in our Fund at the start of 1996 grew to $174,098 by the end of 2023.  This was a 10.74% average annual compounded return after all expenses and fees.  During this same 28 year period, the S&P 500 Index grew to $130,406.  This index amount and return would have been lower after deducting any expenses and fees occurring within the selected index fund.

The following table shows our portfolio holdings for the full year, our additions and deletions during the year along with the price changes for each:

		Beginning	Ending	%
Portfolio Throughout 2023	Ticker	Price	Price	Change
Tesla, Inc.	TSLA	$123.18	$248.48	101.72%
Amazon.com, Inc.	AMZN	$84.00	$151.94	80.88%
KKR & Co., Inc. Class A	KKR	$46.42	$82.85	78.48%
Farmer Mac Class A	AGM.A.N	$91.49	$157.12	71.73%
Farmer Mac Class C	AGM	$112.71	$191.22	69.66%
Apple, Inc.	AAPL	$129.93	$192.53	48.18%
FedEx Corp.	FDX	$173.20	$252.97	46.06%
Vornado Realty Trust	VNO	$20.81	$28.25	35.75%
Park Hotels & Resorts, Inc.	PK	$11.79	$15.30	29.77%
JP Morgan Chase & Co.	JPM	$134.10	$170.10	26.85%
Interface, Inc.	TILE	$10.16	$12.62	24.21%
MasterCard, Inc. Class A	MA	$347.73	$426.51	22.66%
Five Below, Inc.	FIVE	$176.87	$213.16	20.52%
Berkshire Hathaway, Inc. Class A	BRK/A	$468,710.96	$542,625.03	15.77%
Goldman Sachs Group, Inc.	GS	$343.38	$385.77	12.34%
East West Bancorp, Inc.	EWBC	$65.90	$71.95	9.18%
Polaris, Inc.	PII	$101.00	$94.77	-6.17%
Under Armour Inc.	UA	$8.92	$8.35	-6.39%
Penn Entertainment, Inc.	PENN	$29.70	$26.02	-12.39%
Under Armour Inc. Class A	UAA	$10.16	$8.79	-13.48%

Portfolio Additions
Nvidia Corp.	NVDA	$444.82	$495.22	11.33%
Deere & Co.	DE	$377.39	$399.87	5.96%

Portfolio Deletion
Qualcomm, Inc.	QCOM	$109.94	$109.45	-0.45%
Brandywine Realty Trust	BDN	$6.15	$4.26	-30.73%

In last year’s shareholder letter (2022) I wrote the following statement (in the same bold script at that time.):

...Thus, on average, we have an 88% probability of the stock market going up in 2023, and if so, then the return should be strong enough to make up for last year’s decline plus some additional return!

This statement was based solely on historical data, and luckily for us long-term investors, it proved to be more correct than not. However, then and now, nobody can see the future without divine assistance, but I will tell you why I am hopeful that this year may generate a positive return. The accelerating development of Artificial Intelligence may turn out to be another major economic

Annual Report| 1

MATTHEW 25 FUND

MANAGER’S COMMENTARY(CONTINUED)

DECEMBER 31, 2023 (UNAUDITED)

progression that will boost our economy, improve productivity, raise standards of living, reduce costs and increase corporate earnings greater than current expectations! We also have a high probability of the Federal Reserve significantly cutting interest rates. As I write this letter, the Fed Funds Futures show the Fed Fund Rate at 4.085% by the end of 2024 which is 1.2425% lower than the current Fed Fund Rate.

There is something unique regarding 2024 Federal Reserve rate cuts if the Fed Funds Futures prove correct. This can be seen below in this graph of Fed Fund Rates since 1970:

Every past series of rate cuts occurred due to a recession or a crisis. The recessions are the gray bars in the above chart. Rate cuts have been consistently positive for the economy and stock prices in the past. However, we have never had multiple rate cuts in a growing economy before. This is new territory and there is a chance it may turbo-charge the economy. I cannot estimate the probability of this occurring since there is no historical comparison(s), but we will find out during the next two years.

If Artificial Intelligence (AI) develops in accordance with its potential, then our Matthew 25 Fund should benefit. In the initial development stage, as companies implement AI, our Nvidia stock should be a primary beneficiary as the leader in graphic processing units (GPU) along with its CUDA software thus making parallel processing available on its GPU’s. This is pertinent to AI and machine learning (ML). Nvidia should see sales and profits grow as many companies ramp up AI and ML technologies. Consensus growth rate estimates for Nvidia for the next 5 years range from 13.5% to over 90%. In other words, its potential is high but not fully clear at this point in time.

After implementing the AI hardware and software, the next stage of business beneficiaries of AI will be with companies that have these three characteristics according to Elon Musk:

Talent (Engineering capabilities)

Capital (Musk says minimum $250 million in computer costs)

Data

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MATTHEW 25 FUND

MANAGER’S COMMENTARY(CONTINUED)

DECEMBER 31, 2023 (UNAUDITED)

Our holdings that should benefit in this second stage of developing and utilizing AI, in my opinion, are Amazon and Tesla. These companies have the above three characteristics and the will to implement and use AI. Analysts estimates for the five year growth rate for Amazon range from 28.5% to over 80% and for Tesla these estimates are 9.0% to 22.3%. Large disparities in these estimates exist probably because we are in the early innings of this technological wave. (I personally think the estimates for Tesla are on the low side.) Lastly, AI could permeate our system and benefit all companies just as the internet has done to our economic system in the first 23 years of this 21st century. What is important is that I believe we are invested well to participate if the AI potential is achieved going forward.

Late last year, Charlie Munger, the vice-chairman of our Berkshire Hathaway investment passed away.  We have owned this stock for the entire 28 years of our Matthew 25 Fund’s existence, and it was part of the seed money of our fund since I had owned Berkshire since 1988. I may not have agreed with Mr. Munger on every subject, but I do believe he was intelligent, firm in his principles and was of great benefit to our American Economic System and of course Berkshire Hathaway. I wish to close this letter with advice from Charlie Munger on his secrets to a happy life:

RIP, Charlie Munger
“You don’t have a lot of envy.
You don’t have a lot of resentment.
You don’t overspend your income.
You stay cheerful in spite of your troubles.
You deal with reliable people.
And you do what you’re supposed to do.”

Hopefully, this letter is helpful to you. I look forward to good things potentially happening in 2024 and in the following years. My wife and I continue to have the bulk of our assets in our Matthew 25 Fund. As always, I would like to say “Thank you for choosing our Matthew 25 Fund as one of your investment choices.” It is an honor to work for you and to invest side-by-side with you. In the words above from Charlie Munger, I truly wish that you count me as a reliable person to deal with as a steward of your capital and that I do what I am supposed to do in managing your money!

Good fortune,

Mark Mulholland

Except for any historical information, the matters discussed in this letter contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These forward-looking statements involve risks and uncertainties, including activities, events or developments that the Advisor expects, believes or anticipates will or may occur in the future. A number of factors could cause actual results to differ from those indicated in the forward-looking statements.  Such statements are subject to a number of assumptions, risks and uncertainties. Readers are cautioned that such statements are not guarantees of future performance and actual results may differ materially from those set forth in the forward-looking statements. The Advisor undertakes no obligation to publicly update or revise forward-looking statements whether as a result of new information or otherwise.

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MATTHEW 25 FUND

PERFORMANCE ILLUSTRATION

DECEMBER 31, 2023 (UNAUDITED)

 Cumulative Performance Comparison of $10,000 Investment Since December 31, 1995

Average Annual Total Returns
For the Periods Ended December 31, 2023

	Matthew 25 Fund	S&P 500 Index
1 Year	36.44%	26.29%
3 Year	5.27%	10.02%
5 Year	13.36%	15.70%
10 Year	8.26%	12.03%
15 Year	15.52%	13.97%
12/31/1995 – 12/31/2023	10.74%	9.60%

Matthew 25 Fund $174,098
S&P 500 Index $130,406
$200,000
$190,000
$180,000
$170,000
$160,000
$150,000
$140,000
$130,000
$120,000
$110,000
$100,000
$90,000
$80,000
$70,000
$60,000
$50,000
$40,000
$30,000
$20,000
$10,000
$0
12/31/95
12/31/96
12/31/97
12/31/98
12/31/99
12/31/00
12/31/01
12/31/02
12/31/03
12/31/04
12/31/05
12/31/06
12/31/07
12/31/08
12/31/09
12/31/10
12/31/11
12/31/12
12/31/13
12/31/14
12/31/15
12/31/16
12/31/17
12/31/18
12/31/19
12/31/20
12/31/21
12/31/22
12/31/23

The graph above represents the changes in value for an initial $10,000 investment in the Matthew 25 Fund from 12/31/1995 to 12/31/2023.  These changes are then compared to a $10,000 investment in the Standard & Poor’s 500 Index (“S&P 500”). The Fund's returns include the reinvestment of all dividends, but do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.  Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost.

The S&P 500 is a market value-weighted index, representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange.  The S&P 500 is a widely recognized, unmanaged index of common stock prices.  The figures for the S&P 500 reflect all dividends reinvested but do not reflect any deductions for fees, expenses or taxes.

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MATTHEW 25 FUND

TOP TEN HOLDINGS & ASSET ALLOCATION

DECEMBER 31, 2023 (UNAUDITED)

Top Ten Holdings	(% of Net Assets)

Tesla, Inc.	13.79%
FedEx Corp.	8.91%
Federal Agricultural Mortgage Corp. *	8.04%
Goldman Sachs Group, Inc.	6.70%
Amazon.com, Inc.	6.19%
Park Hotels & Resorts, Inc.	5.17%
Nvidia Corp.	4.98%
Five Below, Inc.	4.84%
KKR & Co., Inc. Class A	4.74%
JP Morgan Chase & Co.	4.72%
68.08%

Asset Allocation	(% of Net Assets)

Motor Vehicles & Passenger Car Bodies	13.79%
Hotels & Motels	9.05%
Air Courier Services	8.91%
Federal & Federally - Sponsored Credit Agencies	8.04%
Security Brokers, Dealers & Exchanges	6.70%
Retail-Catalog & Mail-Order Houses	6.19%
Semiconductors & Related Devices	4.98%
Retail-Variety Stores	4.84%
Investment Advice	4.74%
National Commercial Bank	4.72%
Fire, Marine & Casualty Insurance	4.52%
Electronic Computers	4.51%
Carpets & Rugs	4.27%
State Commercial Banks	3.74%
Transportation Equipment	3.37%
Real Estate Investment Trusts	2.20%
Farm Machinery & Equipment	2.05%
Business Services	1.48%
Apparel and other Finished Products Made from Fabrics and Similar Materials	1.11%
Money Market Fund	0.17%
99.38%

* Indicates a combined position.

Industries are categorized using Standard Industrial Classification (SIC).

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MATTHEW 25 FUND

SCHEDULE OF INVESTMENTS

DECEMBER 31, 2023

Shares/Principal Amount		Cost	Value	% of Net Assets

COMMON STOCKS

Air Courier Services
101,500	FedEx Corp.	$ 8,941,295	$ 25,676,455	8.91%

Apparel and other Finished Products Made from Fabrics and Similar Materials
102,500	Under Armour, Inc. Class A *	743,721	900,975
275,000	Under Armour, Inc. Class C *	1,779,354	2,296,250
		2,523,075	3,197,225	1.11%
Business Services
-	The Depository Trust & Clearing Corp. (Acquisition Dates 08/24/12 - 02/28/23) (*) (***) (b)	1,176	4,758
10,000	MasterCard, Inc. Class A	195,219	4,265,100
		196,395	4,269,858	1.48%
Carpets & Rugs
975,000	Interface, Inc.	8,880,517	12,304,500	4.27%

Electronic Computers
67,500	Apple, Inc.	224,965	12,995,775	4.51%

Farm Machinery & Equipment
14,750	Deere & Co.	5,566,556	5,898,083	2.05%

Federal & Federally - Sponsored Credit Agencies
62,500	Federal Agricultural Mortgage Corp. Class C	2,734,261	11,951,250
71,500	Federal Agricultural Mortgage Corp. Class A **	4,506,209	11,234,080
		7,240,470	23,185,330	8.04%
Fire, Marine & Casualty Insurance
24	Berkshire Hathaway, Inc. Class A *	1,371,611	13,023,001	4.52%

Hotels & Motels
975,000	Park Hotels & Resorts, Inc.	14,156,369	14,917,500
430,000	Penn Entertainment, Inc. *	11,393,616	11,188,600
		25,549,985	26,106,100	9.05%
Investment Advice
165,000	KKR & Co., Inc. Class A	1,818,976	13,670,250	4.74%

Motor Vehicles & Passenger Car Bodies
160,000	Tesla, Inc. *	32,004,023	39,756,800	13.79%

National Commercial Bank
80,000	JP Morgan Chase & Co.	2,674,118	13,608,000	4.72%

Real Estate Investment Trusts
225,000	Vornado Realty Trust	4,573,654	6,356,250	2.20%

Retail-Catalog & Mail-Order Houses
117,500	Amazon.com, Inc. *	11,970,880	17,852,950	6.19%

The accompanying notes are an integral part of these financial statements.

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MATTHEW 25 FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

DECEMBER 31, 2023

Shares/Principal Amount		Cost	Value	% of Net Assets

Retail-Variety Stores
65,500	Five Below, Inc. *	$ 9,272,440	$ 13,961,980	4.84%

Security Brokers, Dealers & Exchanges
50,000	Goldman Sachs Group, Inc.	4,801,384	19,288,500	6.70%

Semiconductors & Related Devices
29,000	Nvidia Corp.	12,899,660	14,361,380	4.98%

State Commercial Banks
150,000	East West Bancorp, Inc.	4,796,637	10,792,500	3.74%

Transportation Equipment
102,500	Polaris, Inc.	3,988,766	9,713,925	3.37%

	Total Common Stocks	149,295,407	286,018,862	99.21%

MONEY MARKET FUND
503,646	First American Government Obligation Fund Class Z, 5.26% (a)	503,646	503,646	0.17%

	Total Investments	$149,799,053	$286,522,508	99.38%

	Other Assets Less Liabilities, Net		1,795,101	0.62%

	Net Assets		$288,317,609	100.00%

* Non-Income producing securities during the period.

** Level 2 Security

*** Level 3 Security

(a) Variable rate security; the rate shown represents the yield at December 31, 2023.

(b) Actual shares owned 0.110 shares.

The accompanying notes are an integral part of these financial statements.

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MATTHEW 25 FUND

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 2023

Assets
Investment in securities at market value (cost $149,799,053)	$ 286,522,508
Receivables:
Cash	3,180
Shares sold	7,200
Dividends & Interest	1,815,061
Securities Sold	1,148,950
Prepaid expenses	18,904
Total Assets	289,515,803
Liabilities
Payables:
Securities purchased	498,967
Shares redeemed	432,928
Advisor fees	241,890
Trustee fees	16,563
Accrued expenses	7,846
Total Liabilities	1,198,194

Net Assets (Equivalent to $29.02 per share based on 9,936,475	$ 288,317,609
shares of capital stock outstanding, 100,000,000 shares
authorized, $0.01 par value)
Minimum redemption price per share $29.02 x 0.98 = $28.44 (Note 7)

Composition of Net Assets
Shares of common stock	$ 99,364
Additional paid-in capital	142,582,320
Distributable earnings	145,635,925

Net Assets	$ 288,317,609

The accompanying notes are an integral part of these financial statements.

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MATTHEW 25 FUND

STATEMENT OF OPERATIONS

For the Year Ended DECEMBER 31, 2023

Investment Income
Dividends	$ 3,417,221
Interest	52,399
Total Investment Income	3,469,620

Expenses
Management fees	2,646,934
Trustees' fees and expenses	61,049
Transfer agent and accounting fees	55,985
Compliance Officer fees	29,610
Professional fees	26,890
Custodian and bank fees	26,155
Registration fees	20,315
Office expenses	16,590
Insurance	15,607
Postage & printing fees	8,401
NSCC fees	5,813
NASDAQ fees	796
Total Expenses	2,914,145

Net Investment Income	555,475

Realized and Unrealized Gain from Investments
Net realized gain from investments	23,819,650
Net change in unrealized appreciation on investments	57,895,329
Net realized and unrealized gain from investments	81,714,979

Net increase in net assets resulting from operations	$ 82,270,454

The accompanying notes are an integral part of these financial statements.

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MATTHEW 25 FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	12/31/2023	12/31/2022

Increase (Decrease) in Net Assets From Operations
Net investment income	$ 555,475	$ 2,037,214
Net realized gain from investments	23,819,650	11,960,526
Unrealized appreciation (depreciation) on investments	57,895,329	(123,336,438)
Net increase (decrease) in assets resulting from operations	82,270,454	(109,338,698)

Distributions to Shareholders	(22,294,576)	(17,661,091)

Capital Share Transactions	(9,677,922)	(11,379,176)

Total Increase (Decrease) in Net Assets	50,297,956	(138,378,965)

Net Assets at Beginning of Year	238,019,653	376,398,618

Net Assets at End of Year	$ 288,317,609	$ 238,019,653

The accompanying notes are an integral part of these financial statements.

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MATTHEW 25 FUND

FINANCIAL HIGHLIGHTS

Selected data for a share outstanding throughout each year:

Years Ended				
	12/31/2023	12/31/2022	12/31/2021	12/31/2020	12/31/2019
Net Asset Value - Beginning of Year	$ 23.01	$ 35.39	$ 32.47	$ 32.04	$ 22.97
Net Investment Income (1)	0.06	0.20	0.11	0.16	0.12
Net Gains or (Losses) on Investments (realized and unrealized)	8.32	(10.78)	7.04	3.88	9.54
Total from Investment Operations	8.38	(10.58)	7.15	4.04	9.66
Less Distributions					
From net investment income	(0.06)	(0.21)	(0.11)	(0.17)	(0.12)
From realized gains	(2.31)	(1.59)	(4.12)	(3.46)	(0.48)
Total Distributions	(2.37)	(1.80)	(4.23)	(3.63)	(0.60)
Paid in capital from redemption fees	0.00 *	0.00 *	0.00 *	0.02	0.01
Net Asset Value - End of Year	$ 29.02	$ 23.01	$ 35.39	$ 32.47	$ 32.04
Total Return (2)	36.44%	(30.08)%	22.27%	12.90%	42.14%
Net Assets - End of Year (000's omitted)	$ 288,318	$ 238,020	$ 376,399	$ 335,937	$ 373,278
Ratio of Expenses to Average Net Assets	1.10%	1.10%	1.07%	1.11%	1.08%
Ratio of Net Investment Income to Average Net Assets	0.21%	0.68%	0.30%	0.52%	0.41%
Portfolio Turnover Rate	23.38%	29.02%	25.43%	14.51%	10.99%

(1) Per share net investment income (loss) has been determined on the average number of shares outstanding during the year.

(2) Total return assumes reinvestment of dividends.

The accompanying notes are an integral part of these financial statements.

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MATTHEW 25 FUND

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2023

NOTE 1 - Nature of Operations

Matthew 25 Fund, Inc. was incorporated on August 28, 1995 in Pennsylvania and commenced operations on October 16, 1995. On November 2, 2012, a new Pennsylvania business trust was formed as Matthew 25 Fund. On January 1, 2013, Matthew 25 Fund was merged into the new business trust, and all of the attributes and ownership of the Pennsylvania Corporation (formerly Matthew 25 Fund, Inc.) are now part of the business trust known as Matthew 25 Fund (the “Fund”). The Fund is registered as an open-end, non-diversified management investment company under the Investment Company Act of 1940, and its shares are registered under the Securities Act of 1933. The Fund’s objective is to seek long-term capital appreciation. Income is a secondary objective.

NOTE 2 - Summary of Significant Accounting Policies

The following is a summary of the significant accounting policies followed by the Fund. The Fund follows the accounting and reporting guidance of FASB Accounting Standard Codification 946 applicable to investment companies.

Security Valuation

All investments in securities are recorded at their estimated fair value, as described in Note 3.

Federal Income Taxes

The Fund makes no provision for federal income or excise tax.  The Fund intends to qualify each year as a “regulated investment company” (“RIC”) under subchapter M of the Internal Revenue Code of 1986, as amended, by complying with the requirements applicable to RICs and by distributing substantially all of their taxable income.  The Fund also intends to distribute sufficient net investment income and net capital gains, if any, so that they will not be subject to excise tax on undistributed income and gains.  If the required amount of net investment income or gains is not distributed, the Fund could incur a tax expense. Therefore, no federal income tax or excise provision is required.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained, assuming examination by tax authorities. Management has analyzed the Fund’s tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2020-2022). The Fund identifies their major tax jurisdiction as U.S. Federal, however the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year ended December 31, 2023, the Fund did not incur any interest or penalties.

Distributions to Shareholders

The Fund intends to distribute to its shareholders substantially all of its net investment income, if any, and net realized capital gains, if any, annually.

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MATTHEW 25 FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2023

Cash and Cash Equivalents

The Fund considers all highly liquid debt instruments having original maturities of three months or less at the date of purchase to be cash equivalents. The Fund may, during the ordinary course of business, maintain account balances with banks in excess of federally insured limits. The Fund has not experienced losses on these accounts, and management believes that the Fund is not exposed to significant risks on such accounts.

Security Transactions and Investment Income

The Fund follows industry practice and records security transactions on the trade date.  The specific identification method is used for determining gains or losses for financial statements and income tax purposes.  Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis.

Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period.  Actual results could differ from those estimates.

Reclassifications

The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from GAAP. These differences are due to different treatments for items such as net short-term gains, deferrals of wash sales losses, real estate investment trusts and net investment losses. Permanent difference such as tax return of capital, capital gains retained and net investment losses, if any, would be reclassified against capital. The Fund has recorded a reclassification in the capital accounts. The Fund used a tax accounting practice to treat a portion of the price of capital shares redeemed during the year as distributions from realized capital gains. Accordingly, the Fund has reclassified $1,478,636 from accumulated net realized gain to paid-in-capital.

NOTE 3 – Securities Valuations

Processes and Structure

The Fund’s Board of Trustees has adopted guidelines for valuing securities including in circumstances in which market quotes are not readily available and has delegated to the Adviser the responsibility for determining fair value prices, subject to review by the Board of Trustees.

The Fund's Board of Trustees has adopted guidelines for Fair Value Pricing, and has delegated to the Advisor the responsibility for determining fair value prices, subject to review by the Board of Trustees. Generally, Fair Value Pricing is used only when market prices are unavailable. As an example, if trading is halted on one of the Fund's portfolio holdings while the market remains open for most other securities, the Advisor may use Fair Value Pricing to value the holding in order to calculate the day's NAV.

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MATTHEW 25 FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2023

Hierarchy of Fair Value Inputs

The Fund utilizes various methods to measure the fair value of most of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. The three levels of inputs are as follows:

•

Level 1. Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

•

Level 2. Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments in active markets, interest rates, implied volatilities, credit spreads, yield curves, and market-collaborated inputs.

•

Level 3. Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Fair Value Measurements

A description of the valuation techniques applied to the company's major categories of assets and liabilities measured at fair value on a recurring basis follows.

Equity securities (common stocks). Securities traded on a national securities exchange (or reported on the NASDAQ national market) are stated at the last reported sales price on the day of valuation. To the extent these securities are actively traded, and valuation adjustments are not applied, they are categorized in level 1 of the fair value hierarchy. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, Exchange Traded Funds, and the movement of the certain indexes of securities based on a statistical analysis of the historical relationship and that are categorized in level 2. Exchange or NASDAQ securities that have not recently traded are valued at the last bid price in the securities primary market. Preferred stock and other equities traded on

Annual Report| 14

MATTHEW 25 FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2023

inactive markets or valued by reference to similar instruments are also categorized in level 2, or level 3 as applicable.

Short-term investment. Investments in other open-end investment companies, including money market funds, are valued at the investment company's net asset value per share. These securities will be categorized Level 1 of the fair value hierarchy.

The following table summarizes the inputs used to value the Fund's assets and liabilities measured at fair value as of December 31, 2023:

	Financial Instruments – Assets
Categories	Level 1	Level 2	Level 3	Fair Value

Common Stocks *	$274,780,024	$ 11,234,080	$ 4,758	$286,018,862
Short-Term Investment	503,646	-	-	503,646
	$275,283,670	$ 11,234,080	$ 4,758	$286,522,508

* Industry classifications for these categories are detailed in the Schedule of Investments.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Level 3
Balance as of 12/31/2022	$4,087
Accrued Accretion/(Amortization)	-
Change in Unrealized Appreciation/(Depreciation)	671
Realized Gain/(Loss)	-
Purchases/Sales	-
Transfers In/(Out) of Level 3	-
Balance as of 12/31/2023	$4,758

The Level 3 valuation technique and significant unobservable inputs used for the Fund’s investment is the valuation of the security based on the latest available market value provided by the Company.

NOTE 4 - Investment Advisory Agreement and Other Related Party Transactions

The Fund has an investment advisory agreement with The Matthew 25 Management Corporation, (“The Advisor”) whereby The Advisor receives a fee of 1% per year on the net assets of the Fund.  All fees are computed on the daily closing net asset value of the Fund and are payable monthly. The Advisor has agreed to decrease the investment advisory fee or, if necessary, to reimburse the Fund if and to the extent that the Fund's aggregate annual operating expenses exceed 2.0% of the first $10,000,000 and 1.5% of the next $20,000,000.

The management fee for the year ended December 31, 2023, as computed pursuant to the investment advisory agreement, totaled $2,646,934. The management fee is the only revenue for the Advisor and the Advisor's expenses are paid out of this revenue.

Annual Report| 15

MATTHEW 25 FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2023

Mr. Mark Mulholland is the sole director of The Advisor and is also the President of the Fund. In addition, Mr. Mulholland was previously a registered representative at Boenning & Scattergood Inc. until January 13, 2023.

The Fund’s Chief Compliance Officer is the sister of an interested Trustee of the Fund.

NOTE 5 - Investments

For the year ended December 31, 2023, purchases and sales of investment securities other than short-term investments aggregated $61,591,408 and $91,488,809, respectively.

NOTE 6 - Capital Share Transactions

As of December 31, 2023, there were 100,000,000 shares of $0.01 per value capital stock authorized. The total par value and paid-in capital totaled $142,681,684. Transactions in capital stock were as follows:

	December 31, 2023		December 31, 2022
	Shares	Amount	Shares	Amount
Shares sold	145,604	$ 3,885,143	207,506	$ 6,129,453
Shares reinvested	686,933	19,893,591	688,033	16,450,879
Redemption fees	-	4,335	-	16,465
Shares redeemed	(1,238,179)	(33,460,991)	(1,187,802)	(33,975,973)
Net decrease	(405,642)	$ (9,677,922)	(292,263)	$(11,379,176)

NOTE 7 - Redemption Fee

To discourage short-term trades by investors, and to compensate the Fund for costs that may be incurred by such trades, the Fund will impose a redemption fee of 2% of the total redemption amount (calculated at market value) if shares are held for 365 days or less.  The redemption fee does not apply to shares purchased through reinvested distributions. For the year ended December 31, 2023, the Fund received $4,335 in redemption fees that were reclassified to paid-in capital.

NOTE 8 – Tax Matters

As of December 31, 2023, the tax basis unrealized appreciation (depreciation) and cost of investment securities, including short-term investments, were as follows:

Federal tax cost of investments +

$   149,967,362

Gross tax unrealized appreciation on investments

$   138,584,675

Gross tax unrealized depreciation on investments

       (2,029,529)

Net tax unrealized appreciation

$    136,555,146

Annual Report| 16

MATTHEW 25 FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2023

The Fund’s distributable earnings on a tax basis is determined only at the end of each fiscal year. As of December 31, 2023, the Fund’s most recent fiscal year end, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income

               $          10,507

Undistributed capital gain

                      9,070,272

Unrealized appreciation

  136,555,146

Total distributable earnings

$145,635,925

+ The difference between the book cost and tax cost of investments represents disallowed wash sales for tax purposes.

Ordinary income and long-term capital gain distributions are determined in accordance with Federal income tax regulations, which may differ from the character of net investment income or net realized gains presented in the financial statements in accordance with U.S. GAAP.

The tax character of distributions paid during the fiscal years ended December 31, 2023 and 2022 are as follows:

	12/31/2023	12/31/2022
Ordinary income	$ 567,857	$ 2,966,675
Long-term capital gain	21,726,719	14,694,416
Total	$ 22,294,576	$ 17,661,091

NOTE 9 - Control and Ownership

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a Fund creates a presumption of control of the Fund, under section 2 (a) (9) of the Investment Company Act of 1940, as amended. As of December 31, 2023, National Financial Services LLC., for the benefit of its customers, owned approximately 26% of the Fund.

NOTE 10 – Commitments & Contingencies

In the normal course of business, the Fund enters into contracts that contain general indemnifications to other parties. The Fund’s maximum exposure under these contracts is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The Fund expects the risk of loss to be remote.

NOTE 11 – Market and Geopolitical Risk

The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Securities in the Fund may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, climate change and climate-related events, pandemics, epidemics, terrorism, international conflicts, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years, such as terrorist attacks around the world, natural disasters, social and political discord or debt crises and downgrades, among

Annual Report| 17

MATTHEW 25 FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2023

others, may result in market volatility and may have long term effects on both the U.S. and global financial markets. It is difficult to predict when similar events affecting the U.S. or global financial markets may occur, the effects that such events may have and the duration of those effects. Any such event(s) could have a significant adverse impact on the value and risk profile of the Fund. Changes in market conditions and interest rates can have the same impact on all types of securities and instruments. In times of severe market disruptions, you could lose your entire investment.

NOTE 12 – Subsequent Events

Management has evaluated subsequent events through the date the financial statements were issued and has determined no such events requiring disclosure.

Annual Report| 18

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and

Board of Trustees of

Matthew 25 Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of the Matthew 25 Fund (the "Fund"), including the schedule of investments, as of December 31, 2023, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the related notes (collectively referred to as the “financial statements”) and the financial highlights for each of the five years in the period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Matthew 25 Fund as of December 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud.  The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting.  Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risk of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities and cash owned as of December 31, 2023, by correspondence with the custodian and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Fund’s auditor since 2000

Huntingdon Valley, Pennsylvania

February 26, 2024

Annual Report| 19

MATTHEW 25 FUND

EXPENSE EXAMPLE

DECEMBER 31, 2023 (UNAUDITED)

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) direct costs, such as IRA fees, and transaction costs which consist of redemption fees; and (2) indirect costs, including management fees and other Fund operating expenses.  This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period of July 1, 2023 to December 31, 2023.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.  IRAs with less than $10,000 may be charged $8 annually for IRA Custodian Fees at the discretion of the Fund's Management or Trustees.  This $8 fee is not reflected in the table below. To discourage short-term trades by investors, and to compensate the Fund for costs that may be incurred by such trades, the Fund will impose a redemption fee of 2% of the total redemption amount (calculated at market value) if shares are held for 365 days or less.  The redemption fee does not apply to shares purchased through reinvested distributions. The 2% redemption fee is not reflected in the table below.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expenses ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any direct costs, such as IRA fees.  Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if IRA fees were included your costs would be higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	July 1, 2023	December 31, 2023	July 1, 2023 through December 31, 2023

Actual	$1,000.00	$1,130.16	$5.85
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,019.71	$5.55

* Expenses are equal to the Fund's annualized expense ratio of 1.09%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report| 20

MATTHEW 25 FUND

ADDITIONAL INFORMATION

DECEMBER 31, 2023 (UNAUDITED)

PROXY VOTING GUIDELINES

Matthew 25 Management Corp., the Fund's Advisor, is responsible for exercising the voting rights associated with the securities held by the Fund. A description of the policies and procedures used by the Advisor in fulfilling this responsibility and a record of the Fund’s proxy votes for the most recent twelve month period ended June 30, are available without charge, upon request, by calling toll free 1-888-M25-FUND. The Proxy Voting Record is also available on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

QUARTERLY FILING OF PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-PORT. The Fund's Forms N-PORT are available on the SEC's website at http://www.sec.gov.  The Fund's Forms N-PORT may also be reviewed and copied at the SEC's Public Reference Room in Washington DC.  Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

LIQUIDITY RISK MANAGEMENT PROGRAM

The Fund has adopted and implemented a written liquidity risk management program as required by Rule 22e-4 (the “Liquidity Rule”) under the Investment Company Act. The program is reasonably designed to assess and manage the Fund’s liquidity risk, taking into consideration, among other factors, the Fund’s investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed conditions; its short and long-term cash flow projections; and its cash holdings and access to other funding sources.

During the fiscal year ended December 31, 2023, the Board of Trustees reviewed the Fund’s investments and determined that the Fund held adequate levels of cash and highly liquid investments to meet shareholder redemption activities in accordance with applicable requirements. Accordingly, the Trustees concluded that (i) the Fund’s liquidity risk management program is reasonably designed to prevent violations of the Liquidity Rule and (ii) the Fund’s liquidity risk management program has been effectively implemented.

APPROVAL OF INVESTMENT ADVISORY AGREEMENT

In preparation for the Advisory Agreement Renewal, on September 11, 2023, the Board of Trustees requested documents from the Investment Advisor in order to evaluate the terms of the Advisory Agreement.  At an in-person meeting held on October 17, 2023, the Board of Trustees, including a majority of Trustees that are not "interested" persons of the Fund (as the term is defined in the 1940 Act), approved the continuation of the Advisory Agreement based upon its review of the qualitative and quantitative information provided by the Investment Advisor. The conclusions reached by the Trustees were based on their business judgment, after a comprehensive evaluation of the information provided and were not the result of any one factor. The Trustees considered, among other things, the following information regarding the Investment Advisor.

Annual Report| 21

MATTHEW 25 FUND

ADDITIONAL INFORMATION (CONTINUED)

DECEMBER 31, 2023 (UNAUDITED)

NATURE, EXTENT AND QUALITY OF SERVICES PROVIDED BY THE INVESTMENT ADVISOR

The Trustees reviewed the nature, quality and scope of current and anticipated services provided by the Investment Advisor under the Advisory Agreement. The Trustees analyzed the Investment Advisor's experience and the capabilities of the Investment Advisor's portfolio manager. The Trustees reviewed and discussed the Investment Advisor's Form ADV.  They discussed the Investment Advisor's internal compliance policies, as well as Fund expense ratios and portfolio turnover. They noted that the Investment Advisor receives no soft dollars.  Based on this review, the Trustees concluded that the range and quality of services to be provided by the Investment Advisor to the Fund were appropriate and continued to support its original selection of the Investment Advisor.

INVESTMENT PERFORMANCE

The Trustees considered the Advisor’s investment performance during his full tenure managing this Fund.  The Trustees considered year-to-date performance along with annual performance for 1, 3, 5, and 10 year(s) as well as performance since 1/1/96.  Greatest emphasis is always placed on the long-term investment performances.  As of 6/30/2023 the current advisor had underperformed the S&P 500 Index in 1, 3, 5, and 10 year(s), and outperformed the index in the period since 1/1/1996 and year-to date 2023.  The Trustees try to compare this Fund’s performance to similar funds such as funds classified by Lipper as Multi-Cap Core whenever this information is attainable without charge to the Fund.  Based on this review, the Trustees concluded that the current and historical performance of the Fund, as managed by the Investment Advisor, was satisfactory.

COST OF SERVICES TO THE FUND AND PROFITABILITY OF ADVISOR

The Trustees discussed at length the advisory fee of 1.00% along with the Fund’s other expenses of approximately 0.10% for a total expense rate of 1.10%.  This expense ratio was compared to Morningstar’s Large Blend Category (its current classification for MXXVX).  This peer group average expense ratio was 0.92%, placing the Fund above that average. Based on this review, the Trustees concluded that the expense level of the Fund, as managed by the Investment Advisor, was satisfactory.

The Trustees considered the level of profits that could be expected to accrue to the Investment Advisor from the fee payable under the Advisory Agreement.  The Trustees considered the increasing use by investors of the brokerage industry’s No Transaction Fee (NTF) programs and its potential increasing percentage of the Fund’s assets.  See below in Economies of Scale for the reduction in the Advisor’s fees regarding these assets.

In addition, the Trustees reviewed the current financial condition of the Investment Advisor and a summary of total expense ratios and management fees.  Based on this

Annual Report| 22

MATTHEW 25 FUND

ADDITIONAL INFORMATION (CONTINUED)

DECEMBER 31, 2023 (UNAUDITED)

review, the Trustees concluded that the Fund's advisory fee is competitive with those of comparable funds and that the Investment Advisor's profit margin was reasonable.

ECONOMIES OF SCALE

The Trustees received and considered information regarding whether there have been economies of scale with respect to the management of the Fund, whether the Fund has appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Trustees noted that the total operating expenses of the Fund regarding economies of scale may be realized as the Fund grows.  A review of the Fund’s historical expense ratios indicates that as the assets increase, expense ratios decrease. The Trustees also considered that future inflows may increasingly come through the brokerage industry No Transaction Fee (NTF) programs. The Advisor pays the costs to the brokers for the NTF programs. The two major brokers, Charles Schwab and Fidelity, charge 0.40% on these assets.  Therefore, the Advisor earns net 0.60% on such NTF investments in the Fund.  Other brokers charge similar fees for their NTF programs.  In addition, Charles Schwab has a minimum monthly NTF fee of $1,000 that the Advisor pays whenever assets with Schwab are below $3,000,000.

CONCLUSIONS

The Trustees who are non-interested persons met separately to further discuss the performance of the Fund and the Advisor's compensation. The Trustees determined that the information provided was sufficient to evaluate the Advisory Agreement.  On the basis of its review and the foregoing information, with no single factor being determinative, the Board of Trustees concluded that the Advisory Agreement, including the advisory fee rates payable thereunder, continued to be fair and reasonable in light of all relevant circumstances.  They further concluded that it is in the best interest of the Fund and its shareholders to approve the Advisory Agreement.

Annual Report| 23

MATTHEW 25 FUND

BOARD OF TRUSTEES

DECEMBER 31, 2023 (UNAUDITED)

The business and affairs of the Fund are managed under the direction of the Fund's Trustees. Information pertaining to the Trustees of the Fund are set forth below.  The Fund's Statement of Additional Information includes additional information about the Fund's Trustees, and is available without charge, by calling 1-888-M25-FUND.  Each Trustee may be contacted by writing to the Trustee c/o Matthew 25 Fund, 715 Twining Road, Suite 212, Dresher, PA 19025.

Name and Age	Position with Fund	Length of Time Served with the Trust	Principal Occupation During Last Five Years	Other Directorships
INDEPENDENT TRUSTEES

Philip J. Cinelli, D.O. Age 63	Trustee	Trustee since 1996	Physician in Family Practice	None
Samuel B. Clement Age 65	Trustee	Trustee since 1996	Retired Stockbroker	None
Linda Guendelsberger Age 64	Trustee Secretary of Fund	Trustee since 1996	Partner LG Legacy Group, LLC	None
Scott Satell Age 61	Trustee	Trustee since 1996	President of SAS 66 Enterprises, LLC Since 6/2018. Manufacturer's Representative with BPI Ltd Until 6/2018.	None
INTERESTED TRUSTEES

Steven D. Buck, Esq. Age 63	Trustee	Trustee since 1996	Attorney and Shareholder with Stevens & Lee	None
Mark Mulholland Age 64	Trustee President of Fund	Trustee since 1996	President of Matthew 25 Fund President of Matthew 25 Management Corp. and registered representative with Boenning & Scattergood Inc.	None

Mr. Buck and Mr. Mulholland are Trustees of the Fund and are considered "interested persons" as defined by the Investment Company Act of 1940.  Mr. Mulholland is an interested person insofar as he is President and owner of the Fund's Investment Adviser.  Mr. Buck is an interested person as long as he or his law firm provides legal advice to the Fund for compensation.  Additionally, Mr. Buck's sister Lesley Buck is the Chief Compliance Officer of Matthew 25 Fund.

Annual Report| 24

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Annual Report| 25

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Annual Report| 26

Matthew 25 Fund

ITEM 2.  CODE OF ETHICS.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer and principal financial officer. The registrant amended  its code of ethics during the covered period to clarify rules on owning securities that are in the portfolio. The registrant has not granted any waivers from any provisions of the code of ethics during the covered period. A copy of the registrant's Code of Ethics is filed herewith.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

The Registrant's entire Board of Trustees acts as the audit committee.  The Board of Trustees has determined that the Registrant has at least two financial experts serving on its Board.

Mr. Mark Mulholland and Ms. Linda Guendelsberger are the Board's financial experts.  Mr. Mulholland is an "interested" trustee, and Ms. Guendelsberger is an "independent" trustee.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The registrant has engaged its principal accountant to perform audit services. "Audit services" refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. "Audit-related services" refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  "Tax services" refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.

(a-d) The following table details the aggregate fees billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

                      12/31/2023        12/31/2022

Audit Fees             $ 22,000          $  21,000

Audit-Related Fees     $      0          $       0

Tax Fees               $  6,000          $   6,000

All Other Fees         $      0          $       0

(e) (1) The audit committee approves all audit and non-audit related services and, therefore, has not adopted pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(e) (2) None of the services described in paragraph (b) through (d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

(g) All non-audit fees billed by the registrant’s accountant for services rendered to the registrant are indicated above under Tax Fees.  No other non-audit fees were billed to or paid by the registrant.  Additionally, the registrant’s investment adviser paid no fees for any services to the registrant’s accountant (see (h)).

(h) The principal accountant provided no services to the investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

(i) Not applicable.

(j) Not applicable.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

ITEM 6.  SCHEDULE OF INVESTMENTS

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7.  DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to open-end investment companies.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable to open-end investment companies.

ITEM 9.  PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to open-end investment companies.

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.  CONTROLS AND PROCEDURES.

a) The registrant's president and chief financial officer has concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act")) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules  13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.

b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act that occurred during the registrant's second fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12.  DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13.  EXHIBITS.

(a)(1)  EX-99.CODE ETH.  Filed herewith.

(a)(2)  EX-99.CERT.  Filed herewith.

(a)(3)  Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable.

(b)       EX-99.906CERT.  Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Matthew 25 Fund

By /s/ Mark Mulholland

     Mark Mulholland

     President, Chief Financial Officer

Date 3/1/2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/ Mark Mulholland

     Mark Mulholland

     President, Chief Financial Officer

Date 3/1/2024